Third Quarter 2003

Investor Presentation

Combining Strengths/Creating Value

Forward-looking Statements and Risk Factors

This presentation, and other written materials and oral statements made by management, may contain certain forward-looking statements regarding the Company’s prospective performance and strategies, including the recent merger with Roslyn Bancorp, Inc., within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private
Securities Litigation Reform Act of 1995, and is including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “plan,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. The
Company’s ability to predict results or the actual effects of its plans and strategies, is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.

The following factors, among others, could cause the actual results of the merger to differ materially from the expectations stated in this presentation: the ability to successfully integrate the companies following the merger, including integration of information systems and retention of key personnel; the ability to effect the proposed restructuring; the ability to fully realize the expected cost savings and revenues; and the ability to realize the expected cost savings and revenues on a timely basis.

Factors that could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in general economic conditions; interest rates, deposit flows, loan demand, real estate values, competition, and demand for financial services and loan, deposit, and investment products in the Company’s local markets; changes in the quality or composition of the loan or investment portfolios;
changes in accounting principles, policies, or guidelines; changes in legislation and regulation; changes in the monetary and fiscal policies of the
U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities, and other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the Company’s operations, pricing, and services.

The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

$7,316
$4,337
$4,034
$3,052
$2,329
$1,087
$105
$175
$249
$362
$604
$632
$570
$1.24
$1.96
$2.93
$4.68
$9.00
$9.92
$9.05
$12.25
$17.15
$21.66
$29.09
$31.51
$37.58
11/23/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
6/30/03
9/30/03
11/6/03

3

Since 11/23/93, the value of NYCB’s shares has appreciated as much as 2,931%.

Market capitalization

Price per share (adjusted for 8 splits
including a 4-for-3 stock split on 5/21/03)

Annual yield produced by $1.00 per share
dividend on shares purchased at this date

(dollars in millions, except per share data)

80.6%

51.0%

34.1%

21.4%

11.1%

10.1%

11.0%

8.2%

5.8%

4.6%

3.4%

3.2%

2.7%

Combining Strengths/Creating Value:  Market Cap

Combining Strengths/Creating Value:  Market Cap

With a market cap of $7 billion, we are the nation’s third most valuable thrift.

1

Washington Mutual

2

Golden West

3

New York Community

4

Hudson City

5

Sovereign

1

Computer Associates

2

New York Community

3

North Fork

4

Keyspan

5

Kimco Realty

1

New York Community

2

GreenPoint Financial

3

Astoria Financial

4

Independence Community

5

Staten Island Bancorp

U.S. THRIFTS

LONG ISLAND-

BASED COMPANIES

NEW YORK THRIFTS

3,721%
3,104%
2,836%
2,051%
1,600%
1,057%
671%
770%
718%
60%
140%
293%
$1.24
$1.96
$2.93
$4.68
$9.00
$9.92
$9.05
$12.25
$17.15
$21.66
$29.09
$31.51
$37.58
11/23/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
6/30/03
9/30/03
11/6/03

5

Since 11/23/93, the total return to our charter investors has been as high as 3,721%.

Combining Strengths/Creating Value:  Total Returns

Total return from 11/23/93 through the date noted,
assuming dividends were reinvested

Price per share (adjusted for 8 splits including
a 4-for-3 stock split on 5/21/03)

Annual yield produced by $1.00 per share
dividend on shares purchased at this date

(dollars in millions, except per share data)

80.6%

51.0%

34.1%

21.4%

11.1%

10.1%

11.0%

8.2%

5.8%

4.6%

3.4%

3.2%

2.7%

%

%

(a)

Total return provided since the date noted, assuming dividends were reinvested

(b)

Reflects increase in NYCB’s quarterly cash dividend since NYCB’s IPO and since each merger transaction was announced

Each of our merger transactions has provided an opportunity for share value creation.

Combining Strengths/Creating Value:  Total Returns

Total Return

thru 11/6/03 (a)

Increase in

Dividend (b)

3,721

557

195

40

6,657

200

200

19

NYCB – November 23, 1993

Haven – June 27, 2000

Richmond County – March 27, 2001

Roslyn – June 27, 2003

$23.0
$12.9
$11.3
$9.2
$4.7
$1.9
12/31/99
12/31/00
w/HAVN
12/31/01
w/RCBK
12/31/02
9/30/03
10/31/03
w/RSLN

7

Combining Strengths/Creating Value:  Total Assets

With assets of approximately $23 billion, we are the largest thrift in New York State.

(dollars in billions)

1.

New York Community

2.

GreenPoint Financial

3.

Astoria Financial

4.

Independence Community

5.

Staten Island Bancorp

The Bronx
1.33
Suffolk
1.42
Nassau
1.33
Queens
2.23
Brooklyn
2.47
S.I.
0.44
TOTAL: 9.22 million

The Bronx
0.463
Suffolk
0.469
Nassau
0.447
Queens
0.783
Brooklyn
0.881
S.I.
0.160
TOTAL: 3.20 million

The Bronx
$9.1
Suffolk
$24.7
Nassau
$38.6
Queens
$31.8
Brooklyn
$27.2
S.I.
$7.2
TOTAL: $138.7 billion

8

SUFFOLK

NASSAU

QUEENS

BROOKLYN

STATEN

ISLAND

MANHATTAN

BRONX

NEW JERSEY

WESTCHESTER

Map Source:  Y-Merge.com, a division of SNL Financial

POPULATION

(in millions)

HOUSEHOLDS

(in millions)

TOTAL DEPOSITS

(in billions)

We serve over one million accounts in a highly attractive marketplace.

Combining Strengths/Creating Value:  The Marketplace

We rank among the leading thrifts in our core markets.

Rank

Total

Deposit

Share

Thrift

Rank

Total

Deposit

Share

Thrift

Rank

Total

Deposit

Share

Thrift

QUEENS

STATEN ISLAND

NASSAU

Source:  SNL DataSource.  Deposit data as of June 30, 2003.

Combining Strengths/Creating Value:  The Franchise

SIB

33.82%

NYCB

19.33

WM

7.04

ICBC

3.58

AF

9.16%

NYCB

8.73

GPT

6.97

Ridgewood

4.38

ICBC

1

2

3

4

5

1

2

3

4

1

2

3

4

2.62

GPT

10.57%

NYCB

9.92

AF

9.29

WM

7.04

We compete for depositors by emphasizing convenience and community.

Combining Strengths/Creating Value:  The Franchise

Convenience:

Multiple delivery channels; 147 locations; 24/7 access

Service:

State-of-the-art technology expedites transaction processing, account access

Choices:

Full-service menu of traditional banking products is
complemented by an extensive range of third-party investment products

Focus:

Strong consumer orientation attracts depositors underserved
by commercial banks

Longevity:

We’ve been serving depositors for more than 140 years

Brand Equity:

Community identity is maintained through local divisions
staffed from, and involved in, the neighborhoods where our
customers live and work

New York Community Bancorp, Inc.
New York Community Bank
Queens County Savings Bank
Roslyn Savings Bank
Richmond County Savings Bank
CFS Bank
Ironbound Bank
First Savings Bank of NJ
Roosevelt Savings Bank
South Jersey Bank

11

Multiple
Community
Divisions

Our structure recognizes and capitalizes on the brand equity of our divisional banks.

Combining Strengths/Creating Value:  The Franchise

$501
$2,059
$532
$1,825
$359
$791
$74
$542
$342
$1,117
$272
$407
2000
2001
2002
9 Mos.
2003
4Q 02
4Q 03

12

We are the leading producer of multi-family loans for portfolio in New York City.

All Other Loan Originations

Multi-family Loan Originations

Pipeline

(in millions)

$616

$1,150

$2,560

$2,357

Total

(9 Mos.

Originations)

Combining Strengths/Creating Value:  The Lending Niche

                      (stand-alone)

$681

$1,459

We compete for borrowers by emphasizing our niche lending expertise.

Combining Strengths/Creating Value:  The Lending Niche

Expertise:

Originating multi-family and construction loans with the best credit results over many decades of cyclical change

Service:

Rapid response and consistency expedite loan origination
process

Relationships:

Long-standing relationships with several of NYC’s leading
mortgage brokers and property owners; primary relationship
with 9 of Long Island’s top 10 developers

Flexibility:

Loans are tailored to suit the needs of the borrower while
preserving credit quality

Capacity:

As a larger company, we have the ability to originate
significantly larger loans to the best cash-flow property
owners and developers

Rent-controlled /-stabilized buildings
generate stable cash flow

5-year fixed / 5-year adjustable term

Pre-payment penalties:  5-4-3-2-1
points

Average term to refi:  4 years

Average loan at 9/30/03:  $2.1 million

Average LTV ratio at 9/30/03:  56.4%

No net charge-offs since 1987

We have a profitable, efficient, and risk-averse lending niche.

Construction loans currently yielding
spreads of approximately 300 bps

Adjustable rate loans, tied to prime
or LIBOR

Average project takes 18-24 months
to complete

No net charge-offs on construction
loans originated since 1993

Multi-family Loans

Construction Loans

Combining Strengths/Creating Value:  The Lending Niche

70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%

	1999	2000	2001	2002	YTD 03
U.S. Thrifts	63.13%	65.72%	66.42%	62.67%	65.11%
NYCB	29.95%	30.20%[a]	35.03%[a]	25.32%	24.41%

15

Efficiency Ratio

(a) Core efficiency ratio; please see reconciliation to GAAP efficiency ratio on Page 26, #1.

Industry Data Source:  SNL Financial

We have been ranked the nation’s 3rd most efficient bank holding company.

Combining Strengths/Creating Value:  Efficiency

Emphasis on multi-family / construction
lending

Above-average deposits per traditional branch

Franchise expansion through M & A

Cost-effective de novo branch expansion

Hub & spoke approach to in-store branching

Profitable third-party alliances

SOURCES OF

EFFICIENCY

Combining Strengths/Creating Value:  Efficiency

Efficiency is a key component of our lending and retail banking strategies.

0.80%
0.60%
0.40%
0.20%
0.00%
12/31/99
12/31/00
12/31/01
12/31/02
9/30/03

	12/31/99	12/31/00	12/31/01	12/31/02	9/30/03
U.S. Thrifts	0.52%	0.53%	0.67%	0.70%	0.67%
NYCB	0.17%	0.19%	0.19%	0.15%	0.10%

17

Exceptional asset quality has been a hallmark of NYCB throughout our public life.

NPAs to Total Assets

Industry Data Source:  SNL Financial

Combining Strengths/Creating Value:  Asset Quality

0.20%
0.10%
0.00%

	12/31/99	12/31/00	12/31/01	12/31/02	9/30/03
U.S. Thrifts	0.14%	0.14%	0.18%	0.19%	0.22%
NYCB	0.00%	0.00%	0.00%	0.00%	0.00%

18

The quality of our assets attests to our underwriting standards.

NCOs to Average Loans

Industry Data Source:  SNL Financial

Combining Strengths/Creating Value:  Asset Quality

We have been ranked the nation’s top-performing thrift for the past 5 years. (a)

(a)

May 2003 ThriftINVESTOR

(b)

SNL DataSource

(c)

Please see reconciliation to GAAP earnings on Page 26, #2.

Ranking
Criteria

NYCB
Cash (c)

NYCB
GAAP

Industry

Average (b)

At or for the

9 Months Ended

September 30, 2003

NYCB
Cash (c)

NYCB
GAAP

Industry

Average (b)

At or for the

12 Months Ended

December 31, 2002

Combining Strengths/Creating Value:  Performance

ROA

ROE

Efficiency ratio

NPAs/Total assets

NCOs/Average loans

2.59%

22.60

25.50

0.15

0.00

2.29%

19.95

25.32

0.15

0.00

0.87%

9.07

62.67

0.70

0.19

2.57%

23.84

22.90

0.10

0.00

2.29%

21.24

24.41

0.10

0.00

0.86%

9.15

65.11

0.67

0.22

$2.53(c)
$2.06-
$2.11(b)
$1.67
$1.01(a)
$0.56
$0.62(a)
1999
2000
2001
2002
2003
2004

20

(a)

Diluted core EPS; please see reconciliation to diluted GAAP EPS on Page 26, #3.

(b)

Company estimates, excluding the impact of the RSLN merger and the anticipated sale of the South Jersey Bank Division in 4Q 03.

(c)

On June 27, 2003, the Company projected 2004 diluted EPS of $2.53, reflecting a projected $3.5 billion reduction in securities, which was expected to reduce pro forma diluted EPS from $2.72 to $2.53. The Company currently expects to issue updated 2004 diluted EPS projections in January 2004, when it issues its full-year 2003 earnings release.

We expect to exceed the 10% earnings accretion originally projected for 2004.

CAGR:

35.20%

Combining Strengths/Creating Value:  Performance

DILUTED EPS GROWTH

Systems conversion is set for the holiday weekend of January 17 – 19

Post-conversion, the divisional structure will capitalize on the brand equity in three key markets:

Roslyn Savings Bank Division:  59 branches serving Long Island

Queens County Savings Bank Division:  32 branches serving Queens

Roosevelt Savings Bank Division:  9 branches serving Brooklyn

Assets and liabilities are currently under assessment to determine the best mix in the current rate environment

Significant cash flows generated by Roslyn’s securities portfolio being invested in higher yielding assets

Combined 4Q 2003 mortgage pipeline exceeds $2 billion

Our post-merger integration is progressing on schedule.

Combining Strengths/Creating Value:  Post-merger Integration

Post-HAVN

Sold loans and securities

Downsized borrowings

Post-RCBK

Sold and securitized loans

Post-RSLN

Anticipate downsizing securities
and borrowings by approximately
$3.5 billion

Reduces interest rate risk

Reduces credit risk

Reduces extension risk

Enhances the quality of earnings

Enhances net interest margin

Strategy

Benefits

We restructured the balance sheet following each of our prior merger transactions.

Combining Strengths/Creating Value:  Post-merger Integration

Our record of value creation has earned national recognition…

#1         Top-performing Large Thrift in the U.S.
        (for the 5th consecutive year)

ThriftINVESTOR

May 2003

#1         Best-performing Company – Total Returns
        (Savings & Loans)

#2         Best-performing CEO  (based on total returns
        to shareholders and compensation)

The Wall Street Journal

March 10, 2003

Forbes

May 12, 2003

#3         Most Efficient Bank Holding Company
        Among the Largest 500

American Banker

September 4, 2003

#7         Fastest Growing Company in America

Fortune Magazine

September 1, 2003

Combining Strengths/Creating Value:  Investment Returns

Combining Strengths/Creating Value:  Investment Returns

…and we believe the best is yet to come.

With more assets, an expanded franchise, and

greater earnings potential, we believe we are

better positioned today to create shareholder value

than at any prior time in our ten-year history.

We trade on the NYSE under the symbol “NYB”.

For More Information:

Log onto our web site:  www.myNYCB.com

E-mail requests to:  iangarola@myNYCB.com

Call Investor Relations at:  (516) 683-4420

Write to:

New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590

Appendix

1.

As calculated in accordance with GAAP, the Company’s 2000 and 2001 efficiency ratios were 52.08% and 38.04%, respectively.  The Company’s
2000 core efficiency ratio excluded a gain of $13.5 million on the sale of a Bank-owned property from other operating income and a merger-related charge of $24.8 million from operating expenses.  Its 2001 core efficiency ratio excluded a gain of $39.6 million on the sale of certain assets from other operating income and a merger-related charge of $23.5 million from operating expenses.

2.

The Company calculated its diluted cash earnings per share for 2002 by adding back to the year’s net income non-cash items totaling $30.5 million.
The Company calculated its diluted cash earnings per share for 9 Months 2003 by adding back to nine-month 2003 net income non-cash items totaling $25.9 million.  Please see the table below for a reconciliation of the Company’s diluted GAAP and cash earnings per share for the respective periods.

Reconciliation of GAAP and Non-GAAP Measures

(in thousands, except per share data)

Net income

Add back:

Amortization and appreciation of stock-related benefit plans

Associated tax benefits

Dividends on unallocated ESOP shares

Amortization of core deposit intangible and goodwill

Total additional contributions to tangible stockholder’s equity

Cash earnings

Basic cash earnings per share

Diluted cash earnings per share

$211,306

6,375

12,046

3,017

4,500

25,938

$237,244

$1.77

$1.73

$229,230

5,902

15,860

2,718

6,000

30,480

$259,710

$1.91

$1.89

2002

2003

For the Twelve Months Ended

December 31,

For the Nine Months Ended

September 30,

3.

As calculated in accordance with GAAP, the Company’s 2000 and 2001 diluted earnings per share were $0.42 and $1.01, respectively.  The 2000 amount reflected a gain of $13.5 million recorded in other operating income and a charge of $24.8 million recorded in operating expenses, resulting in a net charge of $11.4 million, or $0.20 per diluted share.  The 2001 amount included a gain of $39.6 million recorded in other operating income and charges of $23.5 million and $3.0 million, respectively, recorded in operating expenses and income tax expense, resulting in an after-tax net charge of
$836,000, or $0.01 per diluted share.